UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2005

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31920	20-0194477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3245 Richmond Terrance
Staten Island, New York	10303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 720-9306

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On October 11, 2005, K-Sea Transportation Partners L.P. (the “Partnership”) and certain of its subsidiaries entered into an underwriting agreement with KeyBanc Capital Markets, a division of McDonald Investments Inc., with respect to the offer and sale in an underwritten public offering (the “Offering”) by the Partnership of up to 1,092,500 common units representing limited partner interests in the Partnership (including up to 142,500 common units issuable upon exercise of the underwriter’s over-allotment option) for a price of $34.80 per common unit.  The common units to be offered and sold in the Offering have been registered under the Securities Act of 1933, as amended, pursuant to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-122668), which was declared effective by the Securities and Exchange Commission on May 18, 2005.  The Partnership expects the transaction to close on or about October 14, 2005.

A copy of the underwriting agreement and press release with respect to the Offering have been filed as Exhibits 1.1 and 99.1, respectively, to this report.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits

1.1                                 Underwriting Agreement dated October 11, 2005 by and among K-Sea Transportation Partners L.P., K-Sea General Partner L.P., K-Sea General Partner GP LLC, K-Sea Operating Partnership L.P., K-Sea OLP GP LLC, K-Sea Transportation Inc. and KeyBanc Capital Markets, a division of McDonald Investments Inc.

5.1                                 Opinion of Baker Botts L.L.P.

8.1                                 Opinion of Baker Botts L.L.P. relating to tax matters

23.1                           Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto)

23.2                           Consent of Baker Botts L.L.P. (included in Exhibit 8.1 hereto)

99.1                           Press Release dated October 12, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

	By:	K-SEA GENERAL PARTNER L.P., its general partner

		By:	K-SEA GENERAL PARTNER GP LLC, its general partner

Date: October 13, 2005		By:	/s/ John J. Nicola
John J. Nicola
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement dated October 11, 2005 by and among K-Sea Transportation Partners L.P., K-Sea General
Partner L.P., K-Sea General Partner GP LLC, K-Sea Operating Partnership L.P., K-Sea OLP GP LLC, K-Sea Transportation Inc. and KeyBanc Capital Markets, a division of McDonald Investments Inc.

5.1	Opinion of Baker Botts L.L.P.

8.1	Opinion of Baker Botts L.L.P. relating to tax matters

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto)

23.2	Consent of Baker Botts L.L.P. (included in Exhibit 8.1 hereto)

99.1	Press Release dated October 12, 2005